UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005
REMINGTON OIL AND GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11516	75-2369148
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

8201 Preston Road, Suite 600
Dallas, Texas 75225-6211
(Address of principal executive offices) (Zip Code)
(214) 210-2650
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
First Amendment to 2004 Stock Incentive Plan
Form of Restricted Stock Agreement (Employees)
Form of Restricted Stock Agreement (Non-Employee Director)
Executive Severance Plan
Employee Severance Plan

Item 1.01 Entry into a Material Definitive Agreement.

1. On May 24, 2004, our stockholders approved the Remington Oil and Gas Corporation 2004 Stock Incentive Plan, a copy of which was filed as Exhibit 10.18 to our Form 10-K/A for the fiscal year ended December 31, 2004. The First Amendment to the 2004 Stock Incentive Plan was adopted by the Board of Directors by a unanimous vote at its April 13, 2005 meeting. The purpose of the amendment was to revise certain definitions of the 2004 Stock Incentive Plan. A copy of the amendment is filed herewith as Exhibit 10.2.

2. By resolution at its February 18, 2005 meeting, the Compensation Committee of the Board of Directors, a committee composed entirely of independent directors, recommended restricted stock grant transactions totaling 665,000 shares to be issued in accordance with the 2004 Stock Incentive Plan, as amended. The Board of Directors by a unanimous vote at its April 13, 2005 meeting approved the restricted stock grant transactions recommended by the Compensation Committee. The Board of Directors approved grants of the indicated numbers of shares for the directors and the employees of Remington Oil and Gas Corporation (the “Company”) listed below:

Independent Directors and Director Emeritus	20,000 shares per Director
James A. Watt	75,000 shares
Robert P. Murphy	55,000 shares
Frank T. Smith, Jr.	27,000 shares
Gregory B. Cox	31,000 shares
Steven J. Craig	27,000 shares

The established vesting schedule with respect to the granted shares is as follows:

April 13, 2008	25%
April 13, 2009	25%
April 13, 2010	50%

A participant’s rights on the restricted shares will vest on the earlier of (i) the above dates, (ii) a change in control of the Company, (iii) the participant’s disability, (iv) the participant’s death, (v) the participant attaining the age of 65 and retiring at that time (in the case of employees) or attaining the age of 75 and terminating service on the Board of Directors (in the case of non-employee directors), or (vi) the date on which the closing price per share of the Company’s common stock on the New York Stock Exchange equals or exceeds $55.80 (or two times the closing price ($27.90) per share on April 15, 2005).

      In accordance with the 2004 Stock Incentive Plan, as amended, the grants are subject to written agreements between the Company and each grantee. Forms of the Restricted Stock Agreements for employees and non-employee directors are filed herewith as Exhibits 10.3 and 10.4, respectively. These stock grant agreements have not yet been finalized and have not been executed by either the respective grantee or the Company. The Board of Directors determined that no further stock awards will be made under the 2004 Stock Incentive Plan, as amended, until the earlier of the above described awards becoming fully vested or April 13, 2008.

3. We have had employment contracts with our Chief Executive Officer, Chief Operating Officer, and two other executive officers. The provisions of these employment agreements have been disclosed in prior year proxy statements. On April 13, 2005, our Board of Directors upon recommendation of our Compensation Committee approved the Remington Oil and Gas corporation Executive Severance Plan, which covers our Chief Executive Officer and Chief Operating Officer, and the Remington Oil and Gas Corporation Employee Severance Plan, which covers all other officers and employees. If an executive officer subject to an existing employment agreement decides to be covered by the applicable severance plan, the severance plan will replace the employment agreement, but the employment agreement will remain in effect in accordance with its terms until such time as the executive officer agrees to be covered under the new severance plan. Pertinent provisions of the severance plans are outlined below.

Executive Severance Plan

•	Covered employees: James A. Watt, Chief Executive Officer, and Robert P. Murphy, Chief Operating Officer.

•	Severance Benefits:

(a)	If employment is terminated by death or disability, the employee (or the employee’s beneficiaries) receives his accrued salary through the termination date and pro rata target bonus.

(b)	In the event of involuntary termination of the employee or termination by the employee with good reason, not connected with change in control, the employee is entitled to (i) cash payment equal to 2 times the sum of the then current base salary and the average incentive bonus paid over the last 3 years, (ii) all stock options, restricted stock and other equity compensation, in accordance with the respective plans and granting agreements, (iii) 2 years medical and dental benefits for the employee and his immediate family, (iv) 12 months out-placement services, and (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law.

(c)	In the event of involuntary termination of the employee or termination by the employee for good reason within 3 months prior to or 2 years after a change of control, the employee is entitled to (i) cash payment equal to 2.99 times the sum of the then current base salary and the employee’s maximum annual incentive opportunity, (ii) all stock options, restricted stock and other equity compensation, in accordance with the respective plans and granting agreements, (iii) 3 years medical and dental benefits for the employee and his immediate family, (iv) 12 months out-placement services, and (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law.

•	The severance plan includes 3-year confidentiality and 1-year non-competition provisions.

Employee Severance Plan

•	Covered employees: all full time employees other than the Chief Executive Officer, the Chief Operating Officer and any other employee covered by a separate severance arrangement with the Company.

•	Severance benefits for officers and selected exempt employees:

(a)	If employment is terminated by death or disability, the employee (or the employee’s beneficiaries) receives his or her accrued base salary through termination date and pro rata target bonus.

(b)	In the event of involuntary termination of employee, not connected with a change in control, the employee is entitled to (i) a cash payment equal to 1 time the sum of the then current base salary and the average incentive bonus paid over the last 3 years, (ii) all stock options, restricted stock and other equity compensation in accordance with the respective plans and granting agreements, (iii) 1 year medical and dental benefits for the employee and his or her immediate family subject to employee gaining new employment with similar benefits, (iv) 12 months out-placement services, and (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law.

(c)	In the event of involuntary termination of employee or termination by the employee with good reason within 2 years after a change of control, the employee is entitled to (i) a cash payment equal to 2 times the sum of the then current base salary and the employee’s maximum annual incentive opportunity, (ii) all stock options, restricted stock and other equity compensation in accordance with the respective plans and granting agreements, (iii) 2 years medical and dental benefits for the employee and his or her immediate family subject to employee gaining new employment with similar benefits, (iv) 12 months out-placement services, and (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law.

•	Severance benefits for exempt and non-exempt employees:

(a)	If employment is terminated by death or disability, the employee (or the employee’s beneficiaries) receives his or her accrued base salary through termination date and pro rata target bonus.

(b)	In the event of involuntary termination of employee or termination by the employee with good reason within 1 year after change of control, the employee is entitled to (i) cash payment equal to the greater of 6 months base pay or 1 month’s base salary for each year of service up to 9 months base pay, (ii) all stock options, restricted stock and other equity compensation in accordance with the respective plans and granting agreements, (iii) the greater of 6 months or 1 month for each year of service up to 9 months, medical and dental benefits for the employee and his or her immediate family subject to employee gaining new employment with similar benefits.

•	The severance plan includes 3-year confidential information and 1-year non-compete provisions.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

10.1	Remington Oil and Gas Corporation 2004 Stock Incentive Plan (incorporated by reference to Exhibit 10.18 to the Company’s From 10-K/A (file number 1-11516) for the fiscal year ended December 31, 2004 filed with the Commission on March 17, 2005).

10.2	First Amendment to Remington Oil and Gas Corporation 2004 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement (Employees).

10.4	Form of Restricted Stock Agreement (Non-employee Directors).

10.5	Remington Oil and Gas Corporation Executive Severance Plan.

10.6	Remington Oil and Gas Corporation Employee Severance Plan.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remington Oil and Gas Corporation
By:	/s/ James A. Watt
James A. Watt
Chairman and Chief Executive Officer

Date: April 19, 2005

Exhibit Index

Exhibit No.	Description

10.1	Remington Oil and Gas Corporation 2004 Stock Incentive Plan (incorporated by reference to Exhibit 10.18 to the Company’s From 10-K/A (file number 1-11516) for the fiscal year ended December 31, 2004 filed with the Commission on March 17, 2005).

10.2	First Amendment to Remington Oil and Gas Corporation 2004 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement (Employees).

10.4	Form of Restricted Stock Agreement (Non-employee Directors).

10.5	Remington Oil and Gas Corporation Executive Severance Plan.

10.6	Remington Oil and Gas Corporation Employee Severance Plan.